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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 9, 1997



                            DUKE REALTY INVESTMENTS, INC.
                (Exact name of registrant as specified in its charter)


              Indiana                   1-9044                   35-1740409
       (State or jurisdiction of      (Commission             (I.R.S. Employer
    incorporation or organization)    File Number)           Identification No.)


     8888 KEYSTONE CROSSING, SUITE 1200
           INDIANAPOLIS, INDIANA                                   46240
    (Address of principal executive offices)                     (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 574-3531


                                    Not applicable
            (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number   Exhibit
- -------  -------

  1.1 U.S. Underwriting Agreement dated September 9, 1997, which is being filed pursuant to Regulation S-K Item 601(b)(1) in lieu of filing the otherwise required exhibit to the registration statement on Form S-3 of the Registrant, file no. 333-26845, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.

  1.2 International Underwriting Agreement dated September 9, 1997, which is being filed pursuant to Regulation S-K Item 601(b)(1) in lieu of filing the otherwise required exhibit to the Registration Statement, and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.

  1.3 U.S. Terms Agreement dated September 9, 1997, which is being filed pursuant to Regulation S-K Item 601(b)(1) in lieu of filing the otherwise required exhibit to the Registration Statement, and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.

  1.4 International Terms Agreement dated September 9, 1997, which is being filed pursuant to Regulation S-K Item 601(b)(1) in lieu of filing the otherwise required exhibit to the Registration Statement, and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.

  8 Tax opinion of Bose McKinney & Evans, including consent, which is being filed pursuant to Regulation S-K Item 601(b)(8) in lieu of filing the otherwise required exhibit to the Registration Statement and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DUKE REALTY INVESTMENTS, INC.


Date:  September 10, 1997                   By:    /s/ Dennis D. Oklak
                                            ------------------------
                                            Dennis D. Oklak
                                            Vice President

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